SUPPLEMENT TO THE PROSPECTUS OF
                              PIONEER BALANCED FUND
                                DATED MAY 3, 1999


The following information supplements the corresponding section of the prospectus.

PORTFOLIO MANAGER

Effective October 25, 1999, day-to-day management of the fund is the responsibility of a team of portfolio managers and analysts supervised by Theresa A. Hamacher, chief investment officer of Pioneer. This team manages and provides research for the fund and other Pioneer mutual funds with similar investment objectives or styles. Tin Chan, vice president of Pioneer, is manager of the team focusing on the equity portion of the fund.

Ms. Hamacher joined Pioneer in 1997 and has been an investment professional since 1984; most recently as chief investment officer at another investment adviser. Mr. Chan joined Pioneer in August 1998 and has been an investment professional since 1993. Prior to joining Pioneer, Mr. Chan was an Equity Portfolio Manager with Allmerica Financial from 1995 to 1998 and was an Equity Research Analyst with Key Corp. from 1993 to 1995.